UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

AMERCO

(Exact Name of Registrant as Specified in Charter)

Nevada	1-11255	88-0106815
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

1325 Airmotive Way, Ste. 100, Reno, Nevada 89502-3239
(Address of Principal Executive Offices)(Zip Code)

(775) 688-6300
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

—	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
—	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
—	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
—	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2006, AMERCO held its investor call for the first quarter of fiscal year 2007. During this conference call, information regarding our results of operations and financial condition for the completed quarterly period ended June 30, 2006 were discussed. A copy of the transcript of this conference call is attached as Exhibit 99.1. To hear a replay of the call, visit www.amerco.com. The audio transcript of the conference call will be available on the AMERCO web site for 30 days after the date of the call.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.2 contains certain “non-GAAP financial measures” as defined in Item 10(e) of Regulation S-K of the Exchange Act. We describe one of these non-GAAP financial measures as “EBITDA plus Lease Expense” (which represents pretax earnings before interest expense, depreciation and amortization and lease expense). EBITDA plus Lease Expense is not intended to represent cash flow from operations as defined by generally accepted accounting principles in the United States (“GAAP”). The presentation of this financial information and other “non-GAAP” financial measures is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. In particular, EBITDA plus Lease Expense should not be considered as a replacement to cash flow as a measure of liquidity. It is intended to provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements.

We also describe the non-GAAP financial measure, “EBITDA” (which represents pretax earnings before interest expense, depreciation and amortization). EBITDA is not intended as a substitute for cash flow from operations as defined by GAAP and it is only one factor our management looks at as an indicator of operating performance and is not an alternative to cash flow as a measure of liquidity. In particular, management uses EBITDA to provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements. Management uses both of these non-GAAP measures for internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. We also believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods.

Exhibit 99.2 reconciles each of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP. Investors should note that these non-GAAP financial measures involve judgments by management and other companies may define these terms differently.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Transcript of AMERCO’s First Quarter of Fiscal Year 2007 Investor Call and GAAP reconciliation.

99.2 Information about non-GAAP financial measures.

99.3 Earnings Release issued August 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2006

AMERCO

/s/ Jason A. Berg
Jason A. Berg
Chief Accounting Officer of AMERCO